                                                                    EXHIBIT 99.1

                               KEMPER CORPORATION

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                             6.875% NOTES DUE 2003

                                       OF

                               KEMPER CORPORATION

                                FOR 6.875% NOTES
                               DUE 2003, SERIES A

                           PURSUANT TO THE PROSPECTUS
                              DATED APRIL   , 1994

KEMPER CORPORATION WILL ACCEPT ALL EXISTING NOTES (AS HEREINAFTER DEFINED)
TENDERED AND NOT WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK TIME, ON MAY   , 1994,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                              The Exchange Agent is:
                      FIRST CHICAGO TRUST COMPANY OF NEW YORK

  By Facsimile:       By Certified mail or Overnight Courier:      Confirm by Telephone:
 (212) 240-8938       FIRST CHICAGO TRUST COMPANY OF NEW YORK          (212) 240-8800
                       Attention: Corporate Trust Operations
                                  14 Wall Street
                                     8th Floor
                             New York, New York 10005

                               By Hand in New York:
                      FIRST CHICAGO TRUST COMPANY OF NEW YORK
                       Attention: Corporate Trust Operations
                                  14 Wall Street
                                     8th Floor
                             New York, New York 10005

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus dated April   , 1994
(the "Prospectus"), of KEMPER CORPORATION ("Kemper"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes Kemper's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6.875% Notes Due 2003, Series A ("New Notes") for each $1,000 principal amount of its outstanding 6.875% Notes Due 2003 ("Existing Notes"). Existing Notes are required to be exchanged in a minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used only by a Holder of Existing Notes
(i) if certificates representing Existing Notes are to be forwarded herewith or
(ii) if delivery of Existing Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Tender Procedure."

     Any beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered Holder of Existing Notes promptly and instruct such registered Holder of Existing Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on his own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of Existing Notes. The transfer of record ownership may take considerable time.

     In order to properly complete this Letter of Transmittal, a Holder of Existing Notes must (i) complete the box entitled "Description of Existing Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (iv) complete the Substitute Form W-9. Each Holder of Existing Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

     Holders of Existing Notes who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Existing Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Tender Procedure." See Instruction 2.

     Holders of Existing Notes who wish to tender their Existing Notes for exchange must, at a minimum, complete columns (1) through (3) in the box below entitled "Description of Existing Notes" and sign the box below entitled "Sign Here". If only those columns are completed, such Holder of Existing Notes will have tendered for exchange all Existing Notes listed in column (3) below. If the Holder of Existing Notes wishes to tender for exchange less than all of such Existing Notes, column (4) must be completed in full. In such case, such Holder of Existing Notes should refer to Instruction 5.

- ------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF EXISTING NOTES
- ------------------------------------------------------------------------------------------------------------------------------------
                               (1)                                      (2)                (3)                 (4)
                                                                                                          PRINCIPAL AMOUNT
                                                                                                            TENDERED FOR
                                                                                                           EXCHANGE (ONLY
                                                                                                            IF DIFFERENT
                                                                                                            AMOUNT FROM
                                                                                                            COLUMN (3))
                                                                                                            (MUST BE IN
                                                                                                         INTEGRAL MULTIPLES
                                                                     EXISTING NOTE                         OF $1,000 AND
                                                                      NUMBER(S)(1)                          IN A MINIMUM
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER OF EXISTING NOTE(S)     (ATTACH SIGNED       AGGREGATE        DENOMINATION OF
                   (PLEASE FILL IN, IF BLANK)                      LIST IF NECESSARY)   PRINCIPAL AMOUNT     $100,000)(2)
- ------------------------------------------------------------------------------------------------------------------------------------
(1)   Column (2) need not be completed by Holders of Existing Notes tendering
      Existing Notes for exchange by book-entry transfer. Please check the appropriate box below and provide the requested information.
(2)   Column (4) need not be completed by Holders of Existing Notes who wish to tender for exchange the principal amount of Existing Notes listed in
      Column (3). Completion of column (4) will indicate that the Holder of
      Existing Notes wishes to tender for exchange only the principal amount of Existing Notes indicated in column (4).
/ /   CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.
/ /   CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE
      DEPOSITORY TRUST COMPANY ("DTC").

      Account Number
      Transaction Code Number

/ /   CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
      NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING
      (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
      Name of Registered Holder of Existing Note(s)
      Date of Execution of Notice of Guaranteed Delivery
      Window Ticket Number (if available)
      DTC Account Number (if delivered by book-entry transfer)

      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
      COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
      THERETO.

      Name
      Address



- ------------------------------------------------------
- ------------------------------------------------------
    SPECIAL ISSUANCE INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 6, 7 AND 8)

   To be completed ONLY (i) if the
   New Notes issued in exchange for
   Existing Notes, certificates for
   Existing Notes in a principal
   amount not exchanged for New
   Notes or Existing Notes (if any)
   not tendered for exchange, are
   to be issued in the name of
   someone other than the
   undersigned, or (ii) if Existing
   Notes tendered by book-entry
   transfer which are not exchanged
   are to be returned by credit to
   an account maintained at a Book
   Entry Transfer Facility.


   Issue to:
    Name
            (Please Print)

   Address
          (Include Zip Code)

     (Taxpayer Identification or
         Social Security No.)

   Credit Existing Notes not
   exchanged and delivered by
   book-entry transfer to the DTC
   account set forth below:

- ------------------------------------------------------
- ------------------------------------------------------
  SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the
New Notes issued in exchange for
Existing Notes, certificates for
Existing Notes in a principal
amount not exchanged for New
Notes or Existing Notes (if any)
not tendered for exchange, are
to be mailed or delivered to
someone other than the
undersigned, or to the
undersigned at an address other
than the address shown below the
undersigned's signature.
Mail or deliver to:

Name
      (Please Print)

Address
     (Include Zip Code)

(Taxpayer Identification or
Social Security No.)

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Pursuant to the offer by KEMPER CORPORATION ("Kemper"), upon the terms and
subject to the conditions set forth in the Prospectus dated April   , 1994 (the
"Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes Kemper's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 6.875% Notes Due 2003, Series A ("New Notes") for each $1,000 principal amount of its outstanding 6.875% Notes Due 2003 (the "Existing Notes"). Existing Notes are required to be exchanged in a minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof. The undersigned hereby tenders to Kemper for exchange the Existing Notes indicated above.

     By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Existing Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to Kemper, all right, title and interest in, to and under all of the Existing Notes tendered for exchange hereby, and hereby appoints the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of Kemper) of such Holder of Existing Notes with respect to such Existing Notes, with full power of substitution to (i) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to Kemper, (ii) present and deliver such Existing Notes for transfer on the books of Kemper and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned is the owner, and has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the principal amount of Existing Notes tendered hereby, and that when such Existing Notes are accepted for exchange by Kemper, Kemper will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or Kemper to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered for exchange hereby.

     The undersigned hereby further represents to Kemper that (i) the New Notes to be acquired by the undersigned in exchange for the Existing Notes tendered hereby and any beneficial owner(s) of such Existing Notes ("Beneficial Owner(s)") in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned and such Beneficial Owner(s), (ii) the undersigned (if not a broker-dealer referred to in the last sentence of this paragraph) and each Beneficial Owner are not participating and do not intend to participate in the distribution of the New Notes, (iii) the undersigned and each Beneficial Owner have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the SEC set forth in no-action letters that are discussed in the Prospectus under "The Exchange Offer -- Terms of the Exchange", (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the SEC and that Kemper has no obligation to file such a registration statement and (vi) neither the undersigned nor any Beneficial Owner is an "affiliate" of Kemper, as defined under Rule 405 of the Securities Act. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it represents that it acquired the Existing Notes for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, if the undersigned is a broker-dealer, it acknowledges that it has reviewed the Section entitled "Plan of Distribution" in the Prospectus and that, solely with respect to the intended method of resale by such broker-dealer, it is accurate.

     For purposes of the Exchange Offer, Kemper will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing Notes, if, as and when Kemper gives oral or written notice thereof to the Exchange Agent. Tenders of Existing Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York time, on the Expiration Date. See "The Exchange Offer -- Expiration Date; Extensions; Terminations; Amendments" in the Prospectus. Any Existing Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions."

     The undersigned acknowledges that Kemper's acceptance of Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and Kemper upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Existing Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Existing Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that Kemper has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the Holder of Existing Notes thereof if Kemper does not accept for exchange any of the Existing Notes so tendered for exchange.

     A tender for exchange of Existing Notes pursuant to any one of the procedures set forth in the section of the Prospectus entitled "The Exchange Offer" will constitute the tendering Holder of Existing Notes' acceptance of the terms and conditions of the Exchange Offer as well as the tendering Existing Holder's representation and warranty that (i) such Holder of Existing Notes has a net long position (within the meaning of Rule 14e-4) equal to or greater than the principal amount of the Existing Notes being tendered hereby and (ii) the tender of such Existing Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange).

     In order to validly tender Existing Notes for exchange, Holders of Existing Notes must complete, execute, and deliver this Letter of Transmittal.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Existing Notes is irrevocable.

                                  SIGN HERE
              ..........................................................
                           (Signature(s) of Owner(s))

              Date:..................., 1994
              Must be signed by the registered Holder of Existing Notes exactly as name(s) appear(s) on certificate(s) representing the Existing Notes or on a security position listing or by person(s) authorized to become registered Existing Note Holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6)



              Name(s).............................................

              ....................................................

              ....................................................
                                 (Please Print)

              Capacity (full title)...............................

              ....................................................

              ....................................................
                               (Include Zip Code)

              (     )

              ...........................    .....................
              Area Code and Telephone No.     Tax Identification or
                                              Social Security Nos.

                      Please complete Substitute Form W-9

                           GUARANTEE OF SIGNATURE(S)
                (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY
                                 INSTRUCTION 1)

              Authorized Signature................................

              Dated...............................................

              Name................................................
                                 (Please Print)

              Title...............................................

              Name of Firm .......................................

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     Section 1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     Section 2. Delivery of this Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedure. This Letter of Transmittal is to be completed by Holders of Existing Notes (i) if certificates are to be forwarded herewith or
(ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Existing Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York time, on the Expiration Date. Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver the Existing Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York time on the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if: (a) such tender is made by or through an Eligible Institution; (b) prior to 5:00 p.m., New York time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) and Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the certificates representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) certificates for all tendered Existing Notes, or a Book-Entry Confirmation, together with a copy of the previously executed Letter of Transmittal and any other documents required by this Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF EXISTING NOTES. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY EXISTING NOTES SHOULD BE SENT TO KEMPER OR THE TRUSTEE.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     Section 3. Inadequate Space. If the space provided in the box entitled "Description of Existing Notes" above is inadequate, the certificate numbers and principal amounts of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.

     Section 4. Withdrawals. A tender of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York time, on the Expiration Date by delivery of written notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Existing Notes), (iii) be signed by the Holder of Existing Notes in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the transfer agent register the transfer of such Existing Notes into the name of person withdrawing the tender and (iv) specify the name in which such Existing Notes are to be registered, if different from that of the Depositor. Withdrawals of tenders of Existing Notes may not be rescinded, and any Existing Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Tender Procedure" at any time prior to 5:00 p.m., New York time, on the Expiration Date.

     Section 5. Partial Tenders. (Not applicable to Holders of Existing Notes who tender Existing Notes by book-entry transfer). Tenders of Existing Notes will be accepted only in integral multiples of $1,000 principal amount and in a minimum denomination of $100,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the principal amount of Existing Notes which are tendered for exchange in column
(4) of the box entitled "Description of Existing Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Existing Notes, will be sent to the Holders of Existing Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

     Section 6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements. (a) The signature(s) of the Holder of Existing Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

     (b) If tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     (c) If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

     (d) When this Letter of Transmittal is signed by the Holder of Existing Notes(s) of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate powers of attorney are required. If, however, Existing Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder of Existing Notes, then the Existing Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to Kemper, in either case signed exactly as the name(s) of the Holder of Existing Notes appear(s) on the Existing Notes. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     (e) If this Letter of Transmittal or Existing Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Kemper of their authority so to act must be submitted.

     (f) If this Letter of Transmittal is signed by a person other than the registered Holder of Existing Notes listed, the Existing Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered Holder of Existing Notes appear(s) on the certificates. Signatures on such Existing Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     Section 7. Tax Identification Number and Backup Withholding. Federal income tax law of the United States requires that a holder of Existing Notes whose Existing Notes are accepted for exchange provide Kemper with his correct taxpayer identification number, which, in the case of a holder who is an individual, is his social security number, or otherwise establish an exemption from backup withholding. If Kemper is not provided with the correct taxpayer identification number, the exchanging holder of Existing Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, interest on the New Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 31% percent of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each exchanging holder of Existing Notes subject to backup withholding must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Existing Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that such holder is no longer subject to backup withholding.

     Certain exchanging holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Form W-8, to such exempt status.

     Section 8. Transfer Taxes. Except as set forth in this Instruction 7, Kemper will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Notes pursuant to the Exchange Offer. If, however, issuance of New Notes is to be made to, or Existing Notes not tendered for exchange are to be issued or returned in the name of, any person other than the Holder of Existing Notes, the amount of any transfer taxes payable on account of the transfer to such person will be imposed on and payable by the Holder of Existing Notes tendering Existing Notes for exchange prior to the issuance of the New Notes.

     Section 9. Special Issuance and Delivery Instructions. If the New Notes are to be issued, or if any Existing Notes not tendered for exchange are to be issued or sent to someone other than the Holder of Existing Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not accepted be credited to such account maintained at the Book-Entry Transfer Facility as such Holder of Existing Notes may designate.

     Section 10. Irregularities. All questions as to the form of documents and the validity, eligibility (including time or receipt), acceptance and withdrawal of Existing Notes will be determined by Kemper, in its sole discretion, whose determination shall be final and binding. Kemper reserves the absolute right to reject any or all tenders for exchange of any particular Existing Notes that are not in proper form, or the acceptance of which would, in the opinion of Kemper or its counsel, be unlawful. Kemper reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Existing Notes. Kemper's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defect or irregularities in connection with the Exchange Offer will be cured within such time as Kemper shall determine. Neither Kemper, the Exchange Agent or any other person shall be under any duty to give notice of any defects or irregularities in Existing Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice. A tender of Existing Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     Section 11. Waiver of Conditions. Kemper reserves the absolute right to waive certain of the specified conditions as described under "The Exchange Offer
- -- Conditions to the Exchange Offer" in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).

     Section 12. Mutilated, Lost, Stolen or Destroyed Existing Notes. If a Holder of Existing Notes desires to tender Existing Notes pursuant to the Exchange Offer, but the Existing Note has been mutilated, lost and stolen or destroyed, such Holder of Existing Notes should write to or telephone the Trustee at the address listed below, concerning the procedures for obtaining replacement certificates for such Existing Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                       The First National Bank of Chicago
                       One First National Plaza
                       Suite 0126
                       Chicago, IL 60670-0126
                       (312) 407-1374

     Section 13. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a Holder of Existing Notes whose tendered Existing Notes are accepted for exchange is required to provide Kemper (as payor), through the Exchange Agent, with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder of Existing Notes is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder of Existing Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of such Existing Note Holder's New Notes may be subject to backup withholding.

     Certain Holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders of Existing Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, Kemper is required to withhold 31% of any payment made to the Holder of Existing Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made with respect to Existing Notes exchanged in the Exchange Offer, each Holder of Existing Notes is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Existing Notes is awaiting a TIN) and that (A) the Holder of Existing Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder of Existing Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder of Existing Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Existing Notes. If the Existing Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

- ------------------------------------------------------------------------------------------------------------------------------
  PAYOR'S NAME:
- ------------------------------------------------------------------------------------------------------------------------------
                                PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
  SUBSTITUTE                    CERTIFY BY SIGNING AND DATING BELOW
  FORMW-9                                                                                            Social Security Number
                                                                                                               OR
                                                                                                 Employer Identification Number
                              -------------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL                      PART 2--Certification--Under Penalties of Perjury, I certify                PART 3--
  REVENUE SERVICE               that:                                                                     Awaiting TIN / /
  PAYER'S REQUEST               (1) The number shown on this form is my correct Taxpayer
  FOR TAXPAYER                      Identification Number (or I am waiting for a number to be
  IDENTIFICATION NUMBER (TIN)       issued to me) and
                                (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS")
                                    that I am subject to backup withholding as a result of a
                                    failure to report all interests or dividends, or the IRS
                                    has notified me that I am no longer subject to backup
                                    withholding.
                              -------------------------------------------------------------------------------------------------
                                Certificate instructions--You must cross out item (2) in Part 2 if you have been notified by the
                                IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                SIGNATURE                                        DATE
- ------------------------------------------------------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
           WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9



- --------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

    Signature                                     Date
- --------------------------------------------------------------------------------

                         NOTICE OF GUARANTEED DELIVERY
                         TO BE USED IN CONNECTION WITH

                               KEMPER CORPORATION
                               OFFER TO EXCHANGE

                         $1,000 PRINCIPAL AMOUNT OF ITS
                        6.875% NOTES DUE 2003, SERIES A

                                    FOR EACH
                         $1,000 PRINCIPAL AMOUNT OF ITS
                             6.875% NOTES DUE 2003

     As set forth in the Prospectus dated April   , 1994 (the "Prospectus") of
KEMPER CORPORATION ("Kemper"), in the section entitled "The Exchange Offer" and in the accompanying Letter of Transmittal, which together with the Prospectus constitutes Kemper's offer (the "Exchange Offer"), this form, or one substantially equivalent hereto, must be used by any holder of Kemper's 6.875% Notes Due 2003, (the "Existing Notes") who wishes to tender Existing Notes pursuant to the Exchange Offer and (i) whose Existing Notes are not immediately available, (ii) who cannot deliver the Existing Notes or other required documents to the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date or (iii) who is unable to complete the book-entry transfer on a timely basis. Such form may be delivered by facsimile transmission, if applicable, mail or hand delivery to the Exchange Agent.

   KEMPER WILL ACCEPT ALL EXISTING NOTES TENDERED PRIOR TO 5:00 P.M., NEW
   YORK TIME, ON MAY   , 1994 UNLESS EXTENDED (THE "EXPIRATION DATE").
   TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE.

                              The Exchange Agent is:
                      FIRST CHICAGO TRUST COMPANY OF NEW YORK

  By Facsimile:       By Certified mail or Overnight Courier:      Confirm by Telephone:
 (212) 240-8938       FIRST CHICAGO TRUST COMPANY OF NEW YORK          (212) 240-8800
                       Attention: Corporate Trust Operations
                                  14 Wall Street
                                     8th Floor
                             New York, New York 10005

                               By Hand in New York:
                      FIRST CHICAGO TRUST COMPANY OF NEW YORK
                       Attention: Corporate Trust Operations
                                  14 Wall Street
                                     8th Floor
                             New York, New York 10005

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN TO THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby represents that the undersigned owns, and has a net long position (within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4")) equal to or greater than the principal amount of the Existing Notes tendered hereby and hereby tenders to Kemper in compliance with Rule 14e-4 and upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes specified below pursuant to the guaranteed delivery procedures set forth under the section of the Prospectus entitled "The Exchange Offer." The undersigned hereby tenders the Existing Notes listed below:

- -----------------------------------------------------------------------------------------------
Existing Note Certificate Numbers
  (if available)                                          Principal Amount Tendered

If Existing Notes will be tendered by DTC
transfer:                                                              SIGN HERE


                                                        ------------------------------------------
Account No.                                                           Signature(s)
            -------------------------------
                                                        ------------------------------------------

                                                        ------------------------------------------
                                                                  Name(s) (Please Print)

                                                        ------------------------------------------

                                                        ------------------------------------------
                                                                         Address


                                                        ------------------------------------------
                                                          City           State           Zip Code




                                                        ------------------------------------------
                                                                Area Code and Telephone No.

                                                        Date:
                                                             -------------------------------------

                                   GUARANTEE
                    (Not to be used for signature guaranty)

     The undersigned, an institution which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), guarantees (a) that the above named person(s) has (have) a net long position (within the meaning of Rule 14e-4) equal to or greater than the principal amount of the Existing Notes tendered hereby, (b) that such tender of Existing Notes complies with Rule 14e-4 and (c) that delivery to the Exchange Agent of either the Existing Notes tendered hereby in proper form for transfer, or confirmation of the book entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York time, on the fifth New York Stock Exchange trading day following the Expiration Date.

                                                        SIGN HERE

                                          --------------------------------------
                                           Eligible Institution (Please Print)

                                          --------------------------------------

                                          --------------------------------------
                                                       Signature(s)

                                          --------------------------------------

                                          --------------------------------------
                                                  Name(s) (Please Print)

                                          --------------------------------------

                                          --------------------------------------
                                                         Address

                                          --------------------------------------
                                                City     State     Zip Code

                                          --------------------------------------
                                               Area Code and Telephone No.

                                          Date:
                                               --------------------------------

     DO NOT SEND EXISTING NOTES WITH THIS FORM, ACTUAL TENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover hereof prior to 5:00 p.m., New York time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the section of the Prospectus entitled "The Exchange Offer." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to Kemper.

     2. Signature on this Notice of Guaranteed Delivery; Guarantee of Signatures. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Existing Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers signed as the name(s) of the registered Holder(s) appear(s) on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by Kemper, evidence satisfactory to Kemper of the authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance or for additional copies of the Prospectus and the Letter of Transmittal may be directed to the Exchange Agent at its address or telephone number set forth on the cover hereof.